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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

                          Date of Report: July 11, 2005

                                   uWink, Inc.
             (Exact name of registrant as specified in its charter)

                Utah                   000-29217            87-0412110
                ----                   ---------            ----------
          (State or other             (Commission          (IRS Employer
   jurisdiction of incorporation)     File Number)        Identification)


             12536 Beatrice Street Los Angeles, California  90066
             ---------------------------------------------  -----
               (Address of principal executive offices)   (Zip Code)

       Registrant's telephone number, including area code: (310) 827-6900

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 5  --  Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     The registrant today announced that Mr. Lawrence C. Early resigned as its Chief Financial Officer, Principal Accounting Officer and Secretary. Mr. Early will be available to assist the company during this transition should it be needed. In an e-mail Mr. Early stated, "I have enjoyed my time at uWink immensely and am glad I was able to be a part of the uWink team."

Section 9  --  Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits.

     a)   Resignation letter of Mr. Early


                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: July 20, 2005                       uWink, Inc.
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                                          By:

                                          /s/ NOLAN BUSHNELL
                                          -------------------------
                                          Nolan Bushnell
                                          Chief Executive Officer